Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS
Center Coast Brookfield Midstream Focus Fund
(the “Fund”)

Supplement dated July 29, 2025, to the Fund’s Prospectus and Statement of Additional Information,
each dated January 28, 2025, as supplemented and amended to date

The Board of Trustees of Brookfield Investment Funds has approved certain changes to the Fund’s principal investment strategies, including the 80% Policy. In connection with these changes, the Fund intends to invest in a manner that will allow it to be treated as a regulated investment company (“RIC”), rather than a “C” corporation, under the Internal Revenue Code of 1986, as amended, beginning with the tax year that runs from October 1, 2025 through September 30, 2026. As a result, the Fund will experience increased portfolio turnover, which may cause the Fund to incur additional transaction costs and may cause all or a portion of the Fund’s current year distributions to be characterized as ordinary income rather than return of capital. The disposal of the Fund’s interest in certain master limited partnerships (“MLPs”) may trigger a recapture of certain deductions which may result in additional liabilities incurred by the Fund and potential taxable distributions to shareholders. As described in more detail below, the Fund will need to distribute the accumulated earnings and profits generated as a “C” corporation, including the earnings and profits generated as a result of a deemed sale election, to investors prior to the close of the first taxable year that the Fund is treated as a RIC. This distribution is expected to primarily be treated as qualified dividend income, which for non-corporate shareholders is taxed at preferential rates.

Accordingly, effective September 30, 2025, the following changes are hereby made to the Prospectus and SAI:

Prospectus Changes

The first paragraph under the heading “Principal Investment Strategies” is hereby deleted and replaced with the following:

“Under normal circumstances, the Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in securities issued by energy infrastructure companies, including master limited partnerships (“MLPs”) and other investments that have economic characteristics similar to such securities (collectively, “Midstream Investments”) (the “80% Policy”). The Fund’s Midstream Investments may include, but are not limited to, investments that have economic characteristics similar to MLPs in the form of common units issued by MLPs, preferred and convertible subordinated units of MLPs, securities that are derivatives of interests in MLPs, including equity securities of “MLP affiliates,” which the Adviser defines as entities issuing MLP I-shares, securities of entities holding primarily general partner or managing member interests in MLPs, MLPs that are taxed as “C” corporations, and other entities that operate like MLPs and have economic characteristics like MLPs but are organized and taxed as “C” corporations or organized as limited liability companies. The Fund may invest no more than 25% of the value of its total assets in the securities of one or more qualified publicly traded partnerships, which include MLPs that qualify. While the number of its holdings may vary based upon market conditions and other factors, the Fund intends to invest in a focused portfolio of approximately 15 to 40 high quality Midstream Investments that the Adviser believes will have strong risk adjusted returns and stable and growing cash distributions. The Fund concentrates (i.e., invests more than 25% of its total assets) in securities of companies in the energy infrastructure industry and the energy industry, and the Fund intends to make the majority of its investments in “midstream” securities. Midstream Investments encompass a wide range of companies engaged in the energy infrastructure industry and include companies engaged in midstream activities, such as the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products and carbon dioxide, as well as other energy infrastructure companies including electrical transmission companies and utilities, and companies engaged in owning, storing and transporting alternative energy sources, such as renewables (e.g., wind, solar, hydrogen, geothermal, biomass). The Fund may invest in securities of Midstream Investments and other issuers that have smaller capitalizations than issuers whose securities are included in major benchmark indices, such as the S&P 500.”

The sixth paragraph under the heading “Principal Investment Strategies” is hereby deleted and replaced with the following:

“The Fund intends to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), rather than a “C” corporation, beginning with the tax year that runs from October 1, 2025 through September 30, 2026, and comply with all RIC-related restrictions including limiting its investments in qualified publicly-traded partnerships to 25% of its total assets, thereby avoiding taxation as a “C” corporation under the Code.”

In the section entitled “Principal Risks of Investing in the Fund,” the subsection “Tax Risks – Fund Structure Risk” is hereby deleted and replaced with the following:

“Tax Transition Risk. The Fund has historically not been eligible to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), due to its investments in MLPs exceeding the maximum level allowed for a RIC under the Code. However, beginning with the tax year that runs from October 1, 2025 through September 30, 2026, the Fund intends to invest in a manner consistent with, and otherwise comply with, the requirements to allow it to elect to be treated as a RIC, thereby avoiding taxation as a “C” corporation under the Internal Revenue Code. As a RIC beginning with the tax year that runs from October 1, 2025 through September 30, 2026, the Fund generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that is distributed to shareholders as dividends. To obtain and maintain the federal income tax benefits of RIC status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of realized net short-term capital gains in excess of realized net long-term capital losses and net ordinary income, if any, out of assets legally available for distribution. In order to meet the tax requirements applicable to a RIC, the Fund will, beginning with December 31, 2025, the end of the first quarter of its first taxable year as a RIC, and as of the end of each quarter of its taxable year going forward, invest no more than 25% of the value of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships (generally defined as partnerships whose interests are publicly traded and that would not meet the source-of-income-requirements applicable to RICs). In order to comply with the asset diversification tests required to qualify as a RIC, the Fund may be required to dispose of a portion of its MLP investments. Such dispositions, if made during the Fund’s first taxable year as a RIC, could result in more taxable income to you than would otherwise be anticipated during the tax year. However, as discussed below, the Fund intends to recognize all of its net unrealized built-in gain in the current tax year in connection with the election to become a RIC. If the Fund recognizes a net gain as a result of the below election, the basis of the assets in the hands of the RIC will be adjusted to fair market value, which should reduce the amount of capital gains that would arise as a result of dispositions of such assets.

A “C” corporation that elects to be treated as a RIC will incur a tax at the RIC level on its net built-in gain, measured at the effective time of the election, to the extent that it sells its built-in gain assets during the statutorily specified recognition period after the election, unless the “C” corporation makes or is treated as making a “deemed sale election” to recognize net unrealized gains (but not net unrealized losses) as of the end of its last taxable year as a “C” corporation. The Fund expects to make such a deemed sale election. Such election is irrevocable. As a result of this election, the Fund will be treated as if it sold its assets at fair market value at the end of the day on September 30, 2025 and will pay corporate level tax on any net built-in gain, provided that the Fund will be entitled to offset some of the taxable income generated as a result of this election by applying its net operating losses and capital loss carryforwards. Because the Fund, as a “C” corporation, has accrued a deferred tax liability for the future tax liability associated with the capital appreciation of its investments, payment of the taxes relating to the deemed sale election will not change the Fund’s NAV, but the Fund will need to raise the cash necessary to pay the tax due. Further, as a result of the deemed sale, the Fund may generate a significant amount of earnings and profits. The Fund will need to distribute the accumulated earnings and profits generated as a “C” corporation, including the earnings and profits generated as a result of the deemed sale election, to investors prior to the close of the first taxable year that the Fund is treated as a RIC. This distribution is expected to primarily be treated as qualified dividend income, which for non-corporate shareholders is taxed at the preferential federal income tax rates applicable to long-term capital gains. The amount of dividend income you receive as a result of the Fund electing to be treated as a RIC may be in excess of an ordinary course annual distribution from the Fund. To the extent you choose to reinvest your dividends, you will have a tax liability with no corresponding receipt of cash from the Fund to pay such liability. You should ensure you have sufficient cash flow from other sources to pay all tax liabilities resulting from a distribution from the Fund before choosing to reinvest your dividends.”

In the section entitled “Principal Risks of Investing in the Fund,” the subsection “Tax Risks – Dividend Distribution Risk” is hereby deleted and replaced with the following:

“Dividend Distribution Risk. In order to qualify as a RIC, the Fund must meet certain dividend distribution requirements on an annual basis, generally equal to at least 90% of its net investment company taxable income and 90% of its tax-exempt interest income for each taxable year. The Fund intends to make distributions each year in amounts to satisfy these requirements and thereby qualify for a deduction for such dividends paid to shareholders but there is no assurance the Fund will be able to pay such dividend distributions each taxable year. In addition, the Fund generally expects to make sufficient dividend distributions to avoid the nondeductible 4% federal excise tax applicable to certain undistributed net investment company income but there is no assurance that such dividend distributions will be made each year. In addition to the required dividend distributions to qualify for and maintain RIC status and avoid corporate income tax, the Fund’s dividend distribution policy is intended to provide consistent monthly distributions to its shareholders at a variable rate on a quarterly basis. The distribution payments will be fixed each quarter to maintain a stable distribution rate for such quarter, after which the distribution rate will be adjusted on a quarterly basis at a rate that is approximately equal to the distribution rate the Fund receives from the MLPs and other securities in which it invests, including income, if any, without offset for the expenses of the Fund. The amount of the Fund’s distributions is based on, among other considerations, cash and stock distributions the Fund actually receives from portfolio investments, including returns of capital, and special cash payments, if any, received to offset distribution reductions resulting from MLP restructurings. The Fund’s distributions also give consideration to the estimated future cash flows of investments held by the Fund. The Fund is not required to make such distributions and, consequently, the Fund could decide, at its discretion, not to make such distributions or not to make distributions in the amount described above because of market or other conditions affecting or relevant to the Fund.

Because of differences between the time that monthly distributions are paid by the Fund and the time quarterly distributions are received from the MLPs, and because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, in order to permit the Fund to make consistent monthly distributions to its shareholders at a variable rate on a quarterly basis, the Fund’s distributions may exceed or be below the amount the Fund actually receives from its portfolio investments. Additionally, since the Fund’s distribution rate is not derived from the Fund’s investment income or loss, the Fund’s distributions do not represent yield or investment return on the Fund’s portfolio. For these reasons, the Fund may over various periods of time pay dividends in excess of the distributions paid by the Fund’s underlying MLP investments. While the Fund attempts to manage the portfolio to generate positive investment returns, the Fund may not be successful in generating sufficient investment income, gains and incremental cash flow, in excess of Fund expenses, to make up for any shortfall between the distributions paid by the Fund and the distributions received by the Fund from its investments. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund. The Fund is not required to make such distributions and, as a result, the Fund could in the future decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate that it receives from the MLPs in which it invests.

It is expected that a portion of the distributions made by the Fund to shareholders will be treated as non-taxable returns of capital. A return of capital effectively represents a return of a shareholder’s investment in Fund shares (net of fees thereon), reduces the shareholders tax basis in its shares of the Fund (but not below zero), and is different from and should not be confused with a dividend from current and accumulated earnings and profits. For a U.S. shareholder, any portion of distributions that is considered a return of capital is not currently taxable, but instead reduces the shareholder’s tax basis in Fund shares (until the tax basis reaches zero). Reducing a shareholder’s tax basis in Fund shares will generally increase the amount of gain (or decrease the amount of loss) on a subsequent sale or exchange of the shares. Any gain on a shareholder’s sale or exchange of Fund shares is generally taxable to the shareholder as capital gain. Thus, distributions considered return of capital are often described as tax deferred. Any distributions from the Fund in excess of a shareholder’s tax basis in shares of the Fund and in excess of the shareholder’s portion of the Fund’s current and accumulated earnings and profits will generally be taxable to the shareholder as capital gains. Any portion of distributions that is not considered return of capital may be characterized as qualified dividend income for U.S. federal income tax purposes depending on its source. Qualified dividend income is generally taxable to noncorporate shareholders at reduced rates in the year received and does not reduce a shareholder’s adjusted tax basis in Fund shares. The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, or changes in tax laws). Gains and other income realized by the Fund may also cause distributions from the Fund to be treated as taxable dividends rather than as return of capital distributions. Because of these factors, the portion of the Fund’s distributions that is considered return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.”

In the section entitled “Principal Risks of Investing in the Fund,” the first paragraph in the subsection “Tax Risks – MLP Tax Risk” is hereby deleted and replaced with the following:

“As a RIC for tax purposes, the Fund will comply with the 25% limit of its investments in MLPs and other assets in order to meet the Code’s RIC asset diversification tests. Nonetheless, it is expected that a material amount of the Fund’s investments will be in MLPs at various times. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal corporate income tax, excise tax or other form of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be taxed as dividend income, return of capital, or capital gain. Thus, if any of the MLPs owned by the Fund were treated as corporations or other form of taxable entity for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced which could cause a material decrease in the NAV of the Fund’s shares.”

In the section entitled “Principal Risks of Investing in the Fund,” the subsection “Tax Risks – Deferred Tax/Financial Reporting Risk” is hereby deleted.

The section entitled “Tax Information” is hereby deleted and replaced with the following:

“Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. As indicated above, the Fund intends to qualify as a regulated investment company for federal income tax purposes, beginning with the tax year that runs from October 1, 2025 through September 30, 2026. If the Fund does not so qualify, the Fund could incur a federal corporate income tax liability (and potentially state and local tax liabilities) and would not be eligible to pay capital gain distributions. Additional information on taxation of Fund distributions can be found in the section entitled ‘Tax Consequences.’”

In the section entitled “ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, AND RELATED RISKS,” the disclosures are revised to reflect the changes indicated above.

The section entitled “TAX CONSEQUENCES,” is hereby revised, and to the extent inconsistent with replaced, with the following:

“Beginning with the tax year that runs from October 1, 2025 through September 30, 2026, the Fund intends to qualify and elect to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to federal income tax if it distributes its income as required by the tax law for qualification as a regulated investment company and satisfies certain other requirements that are described in the SAI.”

SAI Changes

The section entitled “U.S. FEDERAL INCOME TAX CONSIDERATIONS” is hereby revised, and to the extent inconsistent with deleted and replaced, with the following:

“Qualification as a Regulated Investment Company

Beginning with the tax year that runs from October 1, 2025 through September 30, 2026, the Fund intends to qualify and elect to be taxed as a regulated investment company under Subchapter M of the Code, as long as it is in the best interest of its shareholders. To qualify as a regulated investment company, the Fund must distribute to its shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), 90% of its tax-exempt interest income, and meet certain other requirements (including diversification of assets and sources of income) discussed below. By meeting these requirements, the Fund generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses, reported by the Fund as capital gain dividends) distributed to shareholders. There can be no assurance that the Fund will meet all of the requirements for such qualification each year.

The Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of that Fund’s total assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that the Fund controls (by owning 20% or more of the outstanding voting securities of such issuer) and which are engaged in the same or similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in qualified publicly traded partnerships.

If, for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for dividends to shareholders, and any distributions would be taxable to the shareholders as ordinary or qualified dividends to the extent of the Fund’s current or accumulated earnings and profits.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus and SAI.

Please retain this Supplement for reference.

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